SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                              September 15, 2005
                              ------------------
                                Date of Report
                      (Date of Earliest Event Reported)

                         Wizzard Software Corporation
                         ----------------------------
            (Exact Name of Registrant as Specified in its Charter)

       Colorado                    000-33381                 87-0575577
       --------                    ---------                 ----------
   (State or other           (Commission File No.)    (IRS Employer I.D. No.)
    Jurisdiction)

                                5001 Baum Blvd.
                        Pittsburgh, Pennsylvania 15213
                        ------------------------------
                   (Address of Principal Executive Offices)

                                412-621-0902
                                ------------
                         Registrant's Telephone Number

                                     N/A
                         ----------------------------
         (Former Name or Former Address if changed Since Last Report)

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
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     On September 15, 2005, William F. McLay, the Chief Financial Officer of
Wizzard Software Corporation, a Colorado corporation (the "Company"), announced his intention to resign as Chief Financial Officer. Mr. McLay's resignation did not involve any disagreement with the Company's management and was for personal reasons only. The Company has initiated a search for a new Chief Financial Officer.


                                  SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WIZZARD SOFTWARE CORPORATION

Date: 9/16/05                            /s/ Christopher J. Spencer
      --------                          ---------------------------
                                        Christopher J. Spencer
                                        Chief Executive Officer and Director